UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
(Exact name of Registrant as specified in charter)

745 McClintock Drive, Suite 314
Burr Ridge, IL 60527
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
745 McClintock Drive, Suite 314
Burr Ridge, IL 60527
(Name and address of agent for service)

(877) 417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2009

Date of reporting period:  May 31, 2009

Item 1. Reports to Stockholders.

Annual Report

May 31, 2009

Iman Fund

IMAN FUND

July 20, 2009

Dear Shareholder,

Assalumu Alaykum (greetings of peace).

The last year witnessed unprecedented economic conditions in the U.S. and abroad since the great depression. The first quarter capped an economic contraction that lasted three quarters, an economic downturn not witnessed since 1975. And most economists expect further contraction before a weak recovery. By the end of March, 2009, the U.S. economy witnessed its worst six-month performance in 51 years. The damage to investments was widespread. Stocks, real estate, and commodities all tumbled. As far as stocks, diversification among industries, market capitalization, asset classes, investment styles and even regions was not of much help in this environment. By November 2008, stocks wiped out the gains of the past eleven years and the equity market witnessed record volatility. Broad U.S. stock indices were then down more than 40% while developed European markets fared worse; Japan was down about 50%, and many emerging market indices were off more than 55%. The depth of the housing and mortgage crisis decimated banks and other financial institutions precipitating a worldwide recession. Lending dried up, and consumer confidence and consumption were shattered extending the crisis to the retail sector. Unprecedented government and central bank intervention worldwide only blunted what could have been even a worse outcome.

The U.S. stock markets bottomed in early March, 2009 and started looking forward to an eventual economic recovery. It managed a small gain by May 31, 2009 with the Dow Jones Islamic Market USA Index increasing 3.98% for the year-to-date period. Iman Fund did well in this same period gaining 8.03%. However, Iman Fund declined 36.86% in the one year period ending May 31, 2009. The Dow Jones Islamic Market USA Index declined 30.19% for the same period. The Fund’s overweighed positions in energy and medium capitalization stocks and being underweighted in defensive sectors like food had an adverse impact on the Fund. The Fund’s overweighing of technology helped the Fund in 2009.

The last sixty years witnessed recessions, stock market “panics,” the painful 1973-74 bear market, the Crash of 1987, the post 9/11 and internet bubble free fall, and other market dislocations, both here and abroad. However, the economy and the markets have always rebounded. This is not to be dismissive of the depth of the current crisis, but we need to always have a long-term outlook. The Fund invests in what we believe are financially strong, well-managed businesses that have prospects to become more successful. If these businesses long-term prospects change, we sell their shares. However, just because a business may be earning less or even losing money for a short period does not necessarily mean that its viability or long-term growth prospects are threatened. In most cases, these businesses should recover their value over time.

For investors, following some basic tenets are likely to help put the odds in their favor. First, invest for the long term. Riding out the markets’ up and down is historically much more rewarding than selling into panic and trying to time an entry point. Stock market recovery can be quick, sudden and unpredictable, making the likelihood of missing it high. Second, diversify to reduce risk. And nowadays geographic diversification is particularly important (Iman Fund has more than 20% in international stocks.) Another principle is: Invest regularly which helps lower the average cost of your purchases in these volatile markets.

IMAN FUND

We are hopeful that next year will bring recovery to the economy and the stock market. There are encouraging signs that the healing process may have begun. However, a meaningful recovery is not likely to begin until late 2009 at best. However, the stock markets look ahead. If past history is any indication, we will likely see the stock markets improve before the economic reports confirm that the recovery is underway. Therefore, we will invest with a long-term view in companies that, in our view, offer the best opportunities for price appreciation in the early stage of economic recovery.

We realize that shareholders in Iman Fund, like shareholders in other stock mutual funds, have lost in the past year and we want you to know how hard we are working to best position ourselves to recover these losses. Thank you for your continued trust and support.

Bassam Osman
President, Iman Fund

Past performance is not a guarantee of future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of July 2009, are subject to change, and any forecasts made cannot be guaranteed. Investment performance reflects fee waivers and recapture in effect. In the absence of such waivers, total return would vary.

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Advisor believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund, however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions. While the Fund can invest in growth or value stocks, it should be noted that growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles. The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends. You cannot invest directly in an index.

Diversification does not assure a profit or protect against loss in a declining market.

Periodic Investment Plans do not assure a profit and do not protect against a loss in declining markets.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/08 - 5/31/09).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/08	5/31/09	12/1/08 - 5/31/09*

Actual	$1,000.00	$1,130.00	$10.09

Hypothetical (5% return before expenses)	1,000.00	1,015.46	9.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2009 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period June 30, 2000 to May 31, 2009
(Unaudited)

This chart assumes an initial investment of $10,000 made on June 30, 2000 (SEC effective date).  As of the year ended May 31, 2009, the Iman Fund has chosen to continue to use the Russell 3000 Growth Index as the comparison benchmark.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and commonly used to measure U.S. markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

				Since SEC
	Six	One	Five	Effective Date
Average Annual Total Return as of May 31, 2009	Months	Year	Years	June 30, 2000
Iman Fund	13.00%	(36.86)%	(1.51)%	(5.36)%
Dow Jones Islamic Market USA Index*	5.34%	(30.19)%	(0.52)%	(5.35)%
Russell 3000 Growth Index**	12.41%	(30.76)%	(1.64)%	(7.94)%

*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.

**
The Russell 3000 Growth Index takes the largest 3,000 US companies based on market capitalization and measures the performance of those with higher price-to-book ratios and higher forecasted growth values.  The average annual performance since SEC effective date of the Russell 3000 Growth Index does not include the reinvestment of dividends.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2009

Number of
Shares		Value

COMMON STOCKS - 98.9%

	AEROSPACE & DEFENSE - 1.3%
17,000	KBR, Inc.	$313,140

	AIR FREIGHT &
	LOGISTICS - 3.3%
10,500	FedEx Corp.	582,015
4,700	United Parcel Service, Inc. - Class B	240,358
		822,373
	AUTOMOBILES - 0.9%
11,000	Thor Industries, Inc.	221,210

	BEVERAGES - 4.2%
12,600	The Coca-Cola Co.	619,416
4,100	Hansen Natural Corp. (a)	150,388
4,900	PepsiCo, Inc.	255,045
		1,024,849
	BIOTECHNOLOGY - 1.1%
6,500	Gilead Sciences, Inc. (a)	280,150

	CHEMICALS - 1.5%
3,100	Potash Corp. of Saskatchewan Inc. (b)	359,104

	COMMERCIAL SERVICES
	& SUPPLIES - 3.3%
7,600	The Brink’s Co.	202,084
16,000	Ritchie Bros. Auctioneers Inc. (b)	366,400
6,800	Watson Wyatt Worldwide Inc.	257,992
		826,476
	COMMUNICATIONS
	EQUIPMENT - 2.9%
12,800	Cisco Systems, Inc. (a)	236,800
9,865	Corning Inc.	145,016
4,100	EchoStar Corp. - Class A (a)	65,723
5,900	QUALCOMM, Inc.	257,181
		704,720
	COMPUTERS &
	PERIPHERALS - 2.0%
3,600	Apple Inc. (a)	488,916

	CONSTRUCTION &
	ENGINEERING - 4.7%
15,000	EMCOR Group, Inc. (a)	337,050
10,000	Insituform Technologies,
	Inc. - Class A (a)	145,900
14,500	McDermott International, Inc. (a)(b)	318,565
3,900	Michael Baker Corp. (a)	163,917
9,000	Quanta Services, Inc. (a)	205,290
		1,170,722
	DISTRIBUTORS - 1.4%
10,100	Genuine Parts Co.	338,148

	ELECTRONIC EQUIPMENT
	& INSTRUMENTS - 2.9%
9,200	Amphenol Corp. - Class A	307,188
1,863	Harris Stratex Networks,
	Inc. - Class A (a)	8,887
8,208	Maxwell Technologies, Inc. (a)	93,243
6,166	Nidec Corp. - ADR (b)	88,975
11,100	Trimble Navigation Ltd. (a)	212,898
		711,191
	ENERGY EQUIPMENT
	& SERVICES - 5.5%
4,700	CARBO Ceramics Inc.	177,754
2,000	Core Laboratories N.V. (b)	189,880
12,700	ENSCO International Inc.	493,903
5,700	Noble Corp. (b)	195,909
21,500	Patterson-UTI Energy, Inc.	308,310
		1,365,756
	FOOD PRODUCTS - 1.6%
11,000	Nestle SA - ADR (b)	399,175

	HEALTH CARE EQUIPMENT
	& SUPPLIES - 4.5%
1,700	Becton, Dickinson & Co.	115,056
1,900	C.R. Bard, Inc.	135,831
6,100	DENTSPLY International, Inc.	178,486
5,400	St. Jude Medical, Inc. (a)	210,708
2,000	Varian Medical Systems, Inc. (a)	71,520
9,100	Zimmer Holdings, Inc. (a)	405,405
		1,117,006

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2009

Number of
Shares		Value

COMMON STOCKS (CONTINUED)

	HEALTH CARE PROVIDERS
	& SERVICES - 0.3%
4,100	Pharmaceutical Product
	Development, Inc.	$82,123

	HOUSEHOLD DURABLES - 1.1%
560	NVR, Inc. (a)	277,144

	HOUSEHOLD PRODUCTS - 1.8%
6,900	Colgate-Palmolive Co.	455,055

	INDUSTRIAL
	CONGLOMERATES - 1.5%
6,500	3M Co.	371,150

	INTERNET & CATALOG
	RETAIL - 0.7%
2,200	Amazon.com, Inc. (a)	171,578

	INTERNET SOFTWARE
	& SERVICES - 3.8%
12,500	Akamai Technologies, Inc. (a)	278,250
1,610	Google Inc. (a)	671,740
		949,990
	IT SERVICES - 1.8%
12,700	Infosys Technologies Ltd. - ADR (b)	439,166

	MACHINERY - 2.7%
7,600	Ampco-Pittsburgh Corp.	197,296
7,700	Kaydon Corp.	264,880
6,500	Robbins & Myers, Inc.	124,410
4,500	Sun Hydraulics Corp.	71,550
		658,136
	MEDICINAL CHEMICALS &
	BOTANICAL PRODUCTS - 1.5%
7,300	Novo-Nordisk A/S - ADR (b)	380,184

	METALS & MINING - 0.8%
2,600	BHP Billiton Ltd. - ADR (b)	146,224
3,500	Brush Engineered Materials Inc. (a)	53,725
		199,949
	MULTILINE RETAIL - 0.6%
16,000	99 Cents Only Stores (a)	149,920

	OIL & GAS - 7.2%
7,100	Chevron Corp.	473,357
700	EOG Resources, Inc.	51,233
2,700	Exxon Mobil Corp.	187,245
4,400	Royal Dutch Shell
	PLC - Class A - ADR (b)	237,204
11,400	Total SA - ADR (b)	657,210
3,700	Ultra Petroleum Corp. (a)(b)	167,536
		1,773,785
	PHARMACEUTICALS - 4.7%
7,000	Abbott Laboratories	315,420
2,000	Genzyme Corp. (a)	118,280
9,600	Johnson & Johnson	529,536
5,200	Novartis AG - ADR (b)	208,104
		1,171,340
	SEMICONDUCTOR &
	SEMICONDUCTOR
	EQUIPMENT - 7.6%
12,800	ADVANTEST
	CORPORATION - ADR (b)	228,480
2,000	Altera Corp.	34,040
10,600	Applied Materials, Inc.	119,356
12,300	Cree, Inc. (a)	374,289
7,500	Intel Corp.	117,900
11,000	Intersil Corp. - Class A	134,750
10,400	Lam Research Corp. (a)	272,376
14,700	Taiwan Semiconductor
	Manufacturing Co. Ltd. - ADR (b)	160,818
11,100	Tessera Technologies Inc. (a)	261,183
9,600	Texas Instruments Inc.	186,240
		1,889,432
	SOFTWARE - 7.7%
6,500	Adobe Systems, Inc. (a)	183,170
2,700	FactSet Research Systems Inc.	142,830
5,000	Intuit Inc. (a)	136,100
16,600	Microsoft Corp.	346,774
9,100	Oracle Corp.	178,269
6,500	Red Hat, Inc. (a)	129,675

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2009

Number of
Shares		Value

COMMON STOCKS (CONTINUED)

	SOFTWARE (Continued)
3,700	SAP AG - ADR (b)	$160,395
16,400	Synopsys, Inc. (a)	319,472
14,000	Teradata Corp. (a)	302,400
		1,899,085
	SPECIALTY RETAIL - 5.8%
25,000	American Eagle Outfitters, Inc.	370,250
6,700	Bed Bath & Beyond, Inc. (a)	188,337
5,600	Best Buy Co., Inc.	196,560
23,600	Chico’s FAS, Inc. (a)	230,336
5,700	O’Reilly Automotive, Inc. (a)	205,485
8,600	The TJX Companies, Inc.	253,786
		1,444,754
	TEXTILES, APPAREL &
	LUXURY GOODS - 2.3%
5,200	Coach, Inc. (a)	136,604
7,400	Nike, Inc. - Class B	422,170
		558,774
	TRADING COMPANIES &
	DISTRIBUTORS - 0.9%
4,400	Watsco, Inc.	216,612

	TRANSPORTATION - 1.1%
12,500	Grupo Aeroportuario del
	Pacifico SAB de CV - ADR (b)	263,375

	WIRELESS
	TELECOMMUNICATION
	SERVICES - 3.9%
9,400	China Mobile Ltd. - ADR (b)	462,574
36,900	Turkcell Iletisim
	Hizmetleri AS - ADR (b)	491,139
		953,713
	TOTAL COMMON STOCKS
	(Cost $24,035,641)	24,448,201
	Total Investments
	(Cost $24,035,641) - 98.9%	24,448,201
	Other Assets in
	Excess of Liabilities - 1.1%	268,305
	TOTAL NET ASSETS - 100.0%	$24,716,506

ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Security.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2009

Assets:
Investments, at value (cost $24,035,641)	$24,448,201
Cash	253,542
Income receivable	82,808
Receivable for capital shares sold	16,166
Other assets	20,001
Total Assets	24,820,718

Liabilities:
Payable to Advisor	19,582
Accrued expenses and other liabilities	84,630
Total Liabilities	104,212
Net Assets	$24,716,506

Net assets consist of:
Paid-in capital	$37,034,328
Accumulated net realized loss on investments	(12,730,382)
Net unrealized appreciation on investments	412,560
Net Assets	$24,716,506

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,172,319

Net asset value, redemption price and offering price per share	$5.92

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2009

Investment income:
Dividend income (net of foreign withholding tax of $18,925)	$401,657
Total investment income	401,657

Expenses:
Advisory fees	264,910
Administration fees	52,331
Transfer agent fees and expenses	50,130
Legal fees	38,083
Fund accounting fees	34,288
Federal and state registration fees	23,251
Audit fees	15,200
Reports to shareholders	7,317
Custody fees	7,003
Other expenses	3,099
Total expenses	495,612
Net investment loss	(93,955)

Realized and unrealized loss on investments:
Net realized loss on investments	(12,115,672)
Change in net unrealized appreciation on investments	(3,975,487)
Realized and unrealized loss on investments	(16,091,159)
Net decrease in net assets from operations	$(16,185,114)

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2009	May 31, 2008
From operations:
Net investment loss	$(93,955)	$(118,243)
Net realized gain (loss) on investments	(12,115,672)	3,830,546
Change in net unrealized appreciation/depreciation on investments	(3,975,487)	7,265
Net increase (decrease) in net assets from operations	(16,185,114)	3,719,568

From distributions:
Net realized gain on investments	(806,080)	(66,916)
Net decrease in net assets resulting from distributions paid	(806,080)	(66,916)

From capital share transactions:
Proceeds from sale of shares	2,244,584	8,734,662
Net asset value of shares issued in
reinvestment of distributions to shareholders	799,013	18,088
Payments for shares redeemed	(4,472,741)	(4,505,492)
Capital contribution from affiliate (Note 3)	—	47,358
Net increase (decrease) in net assets
from capital share transactions	(1,429,144)	4,294,616

Total increase (decrease) in net assets	(18,420,338)	7,947,268

Net assets:
Beginning of Year	43,136,844	35,189,576
End of Year	$24,716,506	$43,136,844

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended May 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$9.70		$8.84	$7.37	$6.97	$6.64

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)		(0.03)	(0.01)	(0.02)	0.02
Net realized and unrealized
gains (losses) on investments	(3.57)		0.90	1.48	0.43	0.32
Total from investment operations	(3.59)		0.87	1.47	0.41	0.34

Less distributions paid:
From net investment income	—		—	—	(0.01)	(0.01)
From net realized gain on investments	(0.19)		(0.01)	—	—	—
Total distributions paid	(0.19)		(0.01)	—	(0.01)	(0.01)

Net asset value, end of period	$5.92		$9.70	$8.84	$7.37	$6.97

Total Return	(36.86)%		9.91%	19.95%	5.93%	5.10%

Net assets at end of period (000’s)	$24,717		$43,137	$35,190	$26,800	$23,697

Ratio of expenses to average net assets:
Before waiver and expense
reimbursement or recapture	1.72%		1.36%	1.52%	1.63%	1.72%
After waiver and expense
reimbursement or recapture	1.72	%(2)	1.42%	1.67%	1.57%	1.50%

Ratio of net investment
income (loss) to average net assets:
Before expense reimbursement or recapture	(0.33)%		(0.25)%	0.02%	(0.29)%	0.12%
After expense reimbursement or recapture	(0.33	)%(2)	(0.31)%	(0.13)%	(0.23)%	0.34%
Portfolio turnover rate	108.7%		138.7%	32.2%	0.9%	4.0%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Effective October 1, 2008, the Fund no longer has an Expense Waiver Agreement in place.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2009

1.	Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc.  (“AAA” or the “Advisor”), a Delaware corporation, serves as investment advisor to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund: Class K.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose price the Fund’s Advisor anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Advisor in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2009.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under direction of the Board of Trustees.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Fund has adopted FAS 157, effective June 1, 2008.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2009

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

Investments
Description	in Securities
Level 1 - Quoted prices	$24,448,201
Level 2 - Other significant observable inputs	—
Level 3 - Significant unobservable inputs	—
Total	$24,448,201

The Fund did not hold any Level 3 securities during the year.

In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  The Fund adopted SFAS 161 effective December 1, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position and performance.  The Fund did not invest in derivative instruments during the year ended May 31, 2009.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2009, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2006 through May 31, 2009.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.   At May 31, 2009, the Fund had capital loss carryovers as follows:

Net Capital	Capital Loss
Loss Carryovers*	Carryover Expiration
$153,649	5/31/2017

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.

As of May 31, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$24,549,536
Gross tax unrealized appreciation	$3,142,412
Gross tax unrealized depreciation	(3,243,747)
Net tax unrealized depreciation	$(101,335)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(12,216,487)
Total accumulated losses	$(12,317,822)

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions as well as post-October loss.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  The Fund had post-October losses of $12,062,838 for the fiscal year ended May 31, 2009.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2009

distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2009	May 31, 2008
Long-term capital gains	$806,080	$66,916

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2009 undistributed net investment loss was increased by $98,001, accumulated net realized losses were decreased by $4,046, and additional paid-in capital was decreased by $93,955.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.	Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

The Trust, on behalf of the Fund, compensated the Advisor for its management services at a rate of 0.75% of the Fund’s daily average net assets prior to a Special Meeting of Shareholders of the Iman Fund held on August 25, 2008, at which time the shareholders of the Fund voted to approve the current Advisory fee.

Effective October 1, 2006 through September 30, 2008, the Advisor contractually agreed to waive or reimburse the Fund if the aggregate annual operating expenses exceeded 1.70% of average net assets.  Effective October 1, 2008, the Expense Waiver Agreement is no longer in place.  There were no fees waived or reimbursed by the Advisor for the year ended May 31, 2009.

The capital contribution from the affiliate reflected on the Statement of Changes in Net Assets for the year ended May 31, 2008, was due to the decision to retroactively adopt the new SEC guidance regarding recoupment of previously waived expenses when the expense cap has changed, which resulted in the Advisor repaying to the Fund any amounts recouped that were considered to be ineligible under the new guidance.  The Fund was reimbursed for any resulting NAV errors caused by retroactively adopting this guidance.

For the year ended May 31, 2009, the Fund had advisory expenses of $264,910 and at May 31, 2009, the Fund had $19,582 payable to the Advisor.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Advisor.

4.	Capital Share Transactions

Transactions in shares of the Fund for the year ended May 31, 2009, were as follows:

	Amount	Shares
Shares sold	$2,244,584	319,765
Shares redeemed	(4,472,741)	(745,210)
Shares reinvested	799,013	148,515
Net decrease	$(1,429,144)	(276,930)
Shares Outstanding:
Beginning of period		4,449,249
End of period		4,172,319

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2009

Transactions in shares of the Fund for the year ended May 31, 2008, were as follows:

	Amount	Shares
Shares sold	$8,734,662	966,996
Shares redeemed	(4,505,492)	(498,475)
Shares reinvested	18,088	1,914
Net increase	$4,247,258	470,435
Shares Outstanding:
Beginning of period		3,978,814
End of period		4,449,249

5.	Securities Transactions

During the year ended May 31, 2009, the cost of purchases and proceeds from sales of investment securities, other than short-term investments were $31,945,013 and $33,686,018, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

6.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of May 31, 2009, the North American Islamic Trust (“NAIT”) held 70% of the Fund.  NAIT is the parent company of the Advisor.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Iman Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Iman Fund as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 2005 were audited by another independent registered public accounting firm, which expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2009 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Iman Fund as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 27, 2009

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Advisor”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent trustees of the Board met in executive session with independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement.  The Board received and reviewed a substantial amount of information provided by the Advisor and third parties in response to the Board’s requests.  Based on its evaluation of the information provided, the Board, at a meeting held May 11, 2009, approved continuation of the investment advisory contract for a period through June 29, 2010.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Advisor’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Advisor throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Advisor’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Advisor to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Advisor.

2.  Investment Performance of the Advisor and the Fund
In considering the performance of the Fund and the Advisor, the Board reviewed the Fund’s performance with that of its peers, as determined by an independent data service provider.  The performance data was for funds with average net assets between zero and $50 million for the fiscal year ended 2009.  The Board also reviewed performance information of other mutual funds that follow Islamic principles and compared the performance of the Fund against three benchmark indices:  the Dow Jones Islamic Market USA Index, the S&P 500 Index and the Russell 3000 Growth Index.

The Board first considered that the Fund performed competitively against all three benchmark indices for the three-month period and year-to-date as of February 28, 2009.  It also noted that the Fund performed competitively against or outperformed the S&P 500 Index for the one-, three- and five-year periods, though it underperformed the S&P 500 Index for the period since inception.  The Fund performed competitively against the Dow Jones Islamic Market USA Index for the period since inception, though it underperformed against that benchmark index for the one-, three- and five-year periods, and the Fund outperformed the Russell 3000 Growth Index for the three-, five-year and since inception periods, though it underperformed the index for the one-year period.

Next, the Board reviewed the Fund’s performance against its peer universe, noting that the Fund outperformed its peer universe median for the three- and five-year periods, though it underperformed its peer universe median for the one-year period and period since inception.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Advisor’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Advisor
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Advisor’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds, significantly higher than the peer group average reported by Lipper Inc (“Lipper”), an independent data service provider.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Lipper peer group.

In addition, the Board considered the Advisor’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board also considered the financial condition of the Advisor and the profits realized by the Advisor, noting that, while the Advisor has a cumulative deficit, the Advisor continues to have the backing of it’s parent company.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)

services provided and the performance of the Fund achieved over various time periods, and that the other expenses of the Fund were also reasonable.

4.  Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted the fact that because the Advisor had a cumulative deficit, a discussion of economies of scale was not applicable with respect to the management fee received by the Advisor.

5.  Other Benefits to the Advisor
The Board considered benefits that accrue to the Advisor from its relationship with the Fund.  The Board noted that the Advisor did not employ soft-dollars and therefore did not benefit from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2009

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Records for the 12-Month Period Ended June 30, 2009 (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended August 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below.  The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 745 McClintock Drive, Suite 314, Burr Ridge, IL  60527.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Term of Office	Complex	during the past	Directorships
Position with Trust	and Tenure	Overseen	5 years	by Trustee

Bassam Osman*, 58	Trustee	1	1980 to present - Medical	None
745 McClintock Drive, Suite 314	and President		Doctor; 2000 to present -
Burr Ridge, IL 60527	since 2000		Portfolio Manager to the Fund
Trustee and President

Abdalla Idris Ali, 60	Disinterested	1	1998 to present - Director,	None
745 McClintock Drive, Suite 314	Trustee		the Center of Islamic Studies,
Burr Ridge, IL 60527	since 2000		Kansas City, MO
Disinterested Trustee

Mohammed Kaiseruddin, 65	Chairperson	1	1973 to present - Nuclear	None
745 McClintock Drive, Suite 314	since 2006 and		Engineer, Sargent & Lundy
Burr Ridge, IL 60527	Disinterested
Disinterested Trustee	Trustee since 2000

Muhammad Kudaimi, 53	Disinterested	1	1988 to present -	None
745 McClintock Drive, Suite 314	Trustee		Medical Doctor
Burr Ridge, IL 60527	since 2009
Disinterested Trustee

Mohammad Basheeruddin, 59	Treasurer	1	2001 to present - Accounting	N/A
745 McClintock Drive, Suite 314	since 2003 and		Manager, North American
Burr Ridge, IL 60527	Chief Compliance		Islamic Trust
Treasurer	Officer since 2008

Mujeeb Cheema, 61	Secretary	1	2003 to present - Executive	N/A
745 McClintock Drive, Suite 314	since 2003		Director, North American
Burr Ridge, IL 60527			Islamic Trust
Secretary

*	This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

(This Page Intentionally Left Blank.)

PRIVACY POLICY

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

INVESTMENT ADVISOR
Allied Asset Advisors, Inc.
Burr Ridge, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
Westlake, Ohio

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
K&L Gates LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about the Fund, including charges and expenses. The principal value of your investment will fluctuate and your shares may be worth less than your original cost. Quasar Distributors, LLC is the Distributor for the Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2009	FYE 05/31/2008
Audit Fees	13,000	13,000
Audit-Related Fees	-	-
Tax Fees	-	1,500
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 05/31/2009	FYE 05/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 05/31/2009	FYE 05/31/2008
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By       /s/Bassam Osman
Bassam Osman, President

Date   August 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By       /s/Bassam Osman
Bassam Osman, President

Date   August 7, 2009

By       /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date   August 10, 2009